EXHIBIT 10.16

EIGHTEENTH AMENDMENT TO NEGOTIATED PAYOFF AGREEMENT
THIS EIGHTEENTH AMENDMENT TO NEGOTIATED PAYOFF AGREEMENT (this “Amendment”) is made effective as of July 23, 2014 (the “Effective Date”), by and between NWRA VENTURES I, LLC, a Delaware limited liability company (“Lender”) and IMH FINANCIAL CORPORATION, a Delaware corporation (“Borrower”) and the other parties signatory hereto (together with Borrower, the “Borrower Parties”).
RECITALS:
A.Lender and Borrower Parties previously entered into that certain Negotiated Payoff Agreement, effective April 3, 2014, that certain Amendment to Negotiated Payoff Agreement, effective April 29, 2014, that certain Second Amendment to Negotiated Payoff Agreement, effective April 30, 2014, that certain Third Amendment to Negotiated Payoff Agreement, effective May 30, 2014, that certain Fourth Amendment to Negotiated Payoff Agreement, effective June 4, 2014, that certain Fifth Amendment to Negotiated Payoff Agreement, effective June 6, 2014, that certain Sixth Amendment to Negotiated Payoff Agreement, effective June 11, 2014, that certain Seventh Amendment to Negotiated Payoff Agreement, effective June 13, 2014, that certain Eighth Amendment to Negotiated Payoff Agreement, effective June 18, 2014, that certain Ninth Amendment to Negotiated Payoff Agreement, effective June 23, 2014, that certain Tenth Amendment to Negotiated Payoff Agreement, effective June 25, 2014, that certain Eleventh Amendment to Negotiated Payoff Agreement, effective June 30, 2014, that certain Twelfth Amendment to Negotiated Payoff Agreement, effective July 1, 2014, that certain Thirteenth Amendment to Negotiated Payoff Agreement, effective July 2, 2014, that certain Fourteenth Amendment to Negotiated Payoff Agreement, effective July 7, 2014, that certain Fifteenth Amendment to Negotiated Payoff Agreement, effective July 8, 2014, that certain Sixteenth Amendment to Negotiated Payoff Agreement, effective July 9, 2014, and that certain Seventeenth Amendment to Negotiated Payoff Agreement, effective July 21, 2014 (together, the “Agreement”).
B.Lender and Borrower desire to further amend the Agreement on the terms and conditions set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
AGREEMENT:
1.Amendments to Agreement.

(a)	Section 2(a)(i)(x) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“(x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance

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with the express terms of this Agreement, July 24, 2014”

(b)	Section 2(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“(ii)    Borrower shall deliver the following sums (the “Initial Payment Date Amounts”), by wire transfer of immediately available funds to the designated accounts, by no later than 3:00 p.m., New York City time, on the Initial Payment Date:

a.
to such escrow agent selected by Lender (the “Escrow Agent”), for further distribution to Lender pursuant to the terms of an escrow arrangement (the “Escrow Arrangement”) to be entered into among Borrower, Lender and the NW RedRock Members (defined below), to Lender’s account designated on Exhibit A attached hereto, the sum of $2,565,149.00 in respect of the Common Stock (the “CS Purchase Price”), with a portion of the CS Purchase Price equal to $50,000.00 to cover the out-of-pocket operating expenses of Lender that are not subject to Expense Payments by Borrower, if any, but are allocable to the New World Members and FMC SPE, in their capacities as members of the Lender, to be held in escrow for payment of such operating expenses (it being acknowledged and agreed that FMC SPE and the New World Members shall (I) remain liable for their proportionate shares of any and all such operating expenses of Lender that are not either paid for by Borrower or from such escrowed amounts, and that related to or are otherwise in respect of the period ending on the Initial Payment Date and (II) be entitled to their proportionate share of any unused amounts of such escrow), with the remaining balance of the CS Purchase Price to be distributed on the Initial Payment Date to Five Mile Capital II IMH Investment SPE LLC (“FMC SPE”) and to NWRA Ventures Management I, LLC (“NWRAVM”) and NWJ Realty Partners I, LLC (“NWJ Realty” and together with NWRAVM, the “New World Members”), as all of the members of Lender in the amounts set forth on Exhibit B attached hereto, for further distribution by the New World Members to their respective equityholders, in the amounts set forth on Exhibit B attached hereto;

b.
to the Escrow Agent, for further distribution to NW Red Rock I Investor, LLC (“NW RedRock Investor”) pursuant to the terms of the Escrow Arrangement, to NW RedRock Investor’s account designated on Exhibit A-1 attached hereto, an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,364,694.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,372,191.00 (as applicable, the “NW RedRock Payment No. 1 Amount”) in full satisfaction and payment of all amounts due to NW Red Rock Investor in respect of the Loan, directly or indirectly, including as a direct owner of the RedRock NWJ Interest (defined below) (the “NW RedRock

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Payment No. 1”), and which NW RedRock Payment No. 1 shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date;

c.
to the Escrow Agent, for further distribution to NWRA Red Rock I, LLC (“NW RedRock I” and, together with the NW RedRock Investor, collectively, the “NW RedRock Members”) pursuant to the terms of the Escrow Arrangement, to NW RedRock I’s account designated on Exhibit A-2 attached hereto, an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,016,729.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,020,719.00 (as applicable, the “NW RedRock Payment No. 2 Amount” and together with the NW RedRock Payment No. 1 Amount, the “New World Cash Distribution”) in full satisfaction and payment of all amounts due to NW RedRock I in respect of the Loan, directly or indirectly, including as a direct owner of the RedRock NWRAVM Interest (defined below) (the “NW RedRock Payment No. 2”), and which NW RedRock Payment No. 2 shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date; and

d.
to the Escrow Agent, for further distribution to Lender pursuant to the terms of the Escrow Arrangement, for receipt and distribution by Lender to FMC SPE, to FMC SPE’s account designated on Exhibit A-3 attached hereto (“FMC SPE’s Account”), the following amounts (collectively, the “Initial NPA Payment”): (1) (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $22,293,881 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $22,443,822 (as applicable, the “Initial NPA Payment Amount”), which amount, together with the Effective Date Payment (which shall be concurrently distributed by Lender to FMC SPE’s Account) shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date (such that, immediately after such payment and application (of the Initial NPA Payment Amount and the Effective Date Payment), the New World Cash Distribution and the Juniper Initial Conversion (defined below), the remaining, unpaid Negotiated Payoff Amount shall be $45,000,000.00 (such amount, as it may be reduced by payments made pursuant to clause (v) below, the “NPA Balance”)); (2) without duplication (to the extent not already paid pursuant to Section 2(a)(ii), subparts b. and c. and section (1) of this subpart d.), interest accrued at the Current Pay Interest Rate of 12% per annum for the period beginning April 1, 2014 and ending on the Initial Payment Date; (3) without duplication (to the extent not already paid pursuant to Section 2(a)(ii), subparts b. and c. and section (1) of this subpart d.), all accrued and unpaid Deferred Interest for the period beginning April 1, 2014 and ending on the Initial Payment Date; and (4) amounts sufficient to pay all reasonable and actual costs and expenses

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incurred by Lender (including those reimbursable pursuant to Section 9.13 of the Loan Agreement, including without limitation, those incurred in connection with the Negotiation Letter, all “Discussions” under and as defined therein and the negotiation and consummation of the transaction contemplated by this Agreement, to the extent the same have not been withdrawn from the IMH Collection Account in accordance with the Pre-Negotiation Letter (collectively, the “Expense Payments”);”

(c)	Section 2(a)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“(iii)    On the Initial Payment Date and notwithstanding anything to the contrary in Section 10.1 of the Loan Agreement (but immediately following the distributions pursuant to clause (ii)a. and immediately prior to the payment by Borrower contemplated in clauses (ii)b., (ii)c. and (ii)d. (and the distributions by Lender thereunder)), at Borrower’s sole cost and expense:

a.	First (in the following order, but substantially simultaneously):

i.
Lender shall distribute to NWJ Realty (the “NWJ JCP Partial Note Distribution”) a portion of the Lender’s interest in the Note in an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $4,112,404.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $4,121,567.00 (as applicable, the “JCP Realty Interest”), which JCP Realty Interest shall immediately thereafter be further distributed (the “JCP Realty Distribution”) by NWJ Realty to JCP Realty Partners, LLC (“JCP Realty”) in full satisfaction and payment of all amounts due to JCP Realty, as a direct owner of NWJ Realty, in respect of the Loan; and

ii.
Lender shall distribute to NWRAVM (the “NWRAVM JCP Partial Note Distribution” and together with the NWJ JCP Partial Note Distribution, the “New World Juniper Note Distributions”) a portion of the Lender’s interest in the Note in an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,687,113.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,691,990.00 (as applicable, the “Juniper NVM Interest” and, together with the JCP Realty Interest, collectively, the “Juniper Interest”), which Juniper NVM Interest shall immediately thereafter be further distributed (the “Juniper NVM Distribution” and,

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together with the JCP Realty Distribution, collectively, the “Juniper Entity Distributions”) by NWRAVM to Juniper NVM, LLC (“Juniper NVM” and, together with JCP Realty, collectively, the “Juniper Entities”) in full satisfaction and payment of all amounts due to Juniper NVM, as a direct owner of NWRAVM, in respect of the Loan; and

iii.
Lender shall distribute to NWJ Realty (the “NWJ RedRock Partial Note Distribution”) a portion of the Lender’s interest in the Note in an amount equal to the NW RedRock Payment No. 1 Amount, which amount shall be equal to NWJ Realty’s entire remaining interest, directly or indirectly in the Loan (the “RedRock NWJ Interest”) and shall be in complete redemption of NWJ Realty’s interest in the Lender, and which RedRock NWJ Interest shall immediately thereafter be further distributed (the “RedRock NWJ Distribution”) by NWJ Realty to NW RedRock Investor in full satisfaction and payment of all amounts due to NW RedRock Investor, as a direct owner of NWJ Realty, in respect of the Loan; and

iv.
Lender shall distribute to NWRAVM (the “NWRAVM RedRock Partial Note Distribution” and together with the NWJ RedRock Partial Note Distribution, the “New World RedRock Note Distributions”, and the New World RedRock Note Distributions, together with the New World Juniper Note Distributions, the “New World Note Distributions”, and the New World Note Distributions, together with the New World Cash Distribution, the “New World Distribution”) a portion of the Lender’s interest in the Note in an amount equal to the NW RedRock Payment No. 2 Amount, which amount shall be equal to NWRAVM’s entire remaining interest, directly or indirectly in the Loan (the “RedRock NWRAVM Interest”) and shall be in complete redemption of NWRAVM’s interest in the Lender, and which RedRock NWRAVM Interest shall immediately thereafter be further distributed (the “RedRock NWRAVM Distribution” and together with the RedRock NWJ Distribution, collectively, the “RedRock Entity Distributions” and, the RedRock Entity Distributions, together with the Juniper Entity Distributions, the “NW Entity Distributions”) by NWRAVM to NW RedRock I in full satisfaction and payment of all amounts due to NW RedRock I, as a direct owner of NWRAVM, in respect of the Loan;

b.
Then (but immediately following the Juniper Entity Distributions), the Juniper Entities shall collectively further distribute (the “Juniper Distribution”) the Juniper Interest to Juniper Capital Partners, LLC (together with its controlled affiliates, including without limitation, JCP Realty and Juniper NVM,

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collectively, “Juniper”), and Juniper shall, immediately following the Juniper Distribution, (I) convert the entire Juniper Interest into (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement 814,146 Preferred Equity Shares, or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, 815,611 Preferred Equity Shares, pursuant to the Loan, in full satisfaction and payment of all amounts due to Juniper, directly or indirectly, in respect of the Loan, including without limitation, as a direct owner of the Juniper Interest (the “Juniper Initial Conversion”), and which Juniper Initial Conversion shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date, and which Preferred Equity Shares, immediately thereafter, shall be exchanged by Juniper for Series A Preferred pursuant to the Juniper Preferred Exchange (as defined and described in Section 2(b)) and (II) acquire additional Series A Preferred (as defined in the Preferred Term Sheet) in an amount not less than $574,083, utilizing, inter alia, proceeds received by it from the CS Purchase Price as set forth on Exhibit B attached hereto for such purpose (the “Juniper Preferred Acquisition”), it being acknowledged and agreed that the failure of Juniper to timely consummate the Juniper Initial Conversion and/or the Juniper Preferred Acquisition shall be deemed to be a failure by Borrower to timely consummate the NPO Conditions and shall not, in any event, be deemed to be a default by Lender under this Agreement and/or under the Loan Agreement or any other Loan Document;”

(d)	Section 2(a)(v) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“(v)    Borrower shall deliver the following sums, by wire transfer of immediately available funds to Lender’s account designated on Exhibit A attached hereto, by no later than 3:00 p.m. New York City time, on each of October 24, 2014, January 24, 2015 and April 24, 2015 (the “Interim Payment Dates”): (1) the amount of $5,000,000.00 (each, an “Interim NPA Payment Amount”), which amount shall be applied in reduction of the then outstanding NPA Balance; and (2) a fee equal to 1% of the NPA Balance (calculated without regard to the concurrent payment in reduction of the NPA Balance), which amount shall not be applied in reduction of any other amounts due under the Loan;”

(e)	Section 2(a)(viii) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“(viii)    Between the Initial Payment Date and the date on which the Subsequent Payment Amounts are paid in full in accordance with clause (ii) above (which date shall in all events be at or prior to the NPO Deadline) (the “Payoff Date”), interest shall continue to accrue

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on the Loan at the Base Interest Rate of 17% per annum (calculated in accordance with the Note), and without duplication of payments made in clause (ii)(d)(2) and/or clause (vi)(2) above, Borrower shall make the required periodic payments of Base Interest on (i) October 24, 2014, (ii) January 24, 2015, and (iii) April 24, 2015 until the Payoff Date at the Base Interest Rate of 17% per annum (calculated in accordance with the Note), and unpaid Base Interest shall be paid, together with the Subsequent Payment Amounts, on the Payoff Date;”
2.Authority. Each party executing this Amendment represents and warrants, on behalf of itself only, that such party has full power and authority to execute same.
3.Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
4.Governing Law. The terms and conditions of this Amendment shall be governed by the applicable laws of the State of New York.
5.Other terms unmodified. Except as expressly amended herein, all of the terms and conditions contained in the Agreement are hereby reinstated and affirmed, and remain unamended, unmodified and in full force and effect. In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall govern.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to be effective as of the Effective Date.

NWRA VENTURES I, LLC, a Delaware limited liability company

By:	NWRA Ventures Management I, LLC, its managing member

By:	/s/Kenneth Partlow
	Name:	Kenneth Partlow
	Title:	Authorized Signatory

IMH FINANCIAL CORPORATION, a Delaware corporation

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

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IMH Special Asset NT 101, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 132, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Central Valley 1206, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Porterville 179, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 137, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Tulare 167, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Fowler 171, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 172, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 152, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Tulare 207, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 162, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 164, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Lomas, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 178, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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AZ-Waters Edge, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 184, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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May, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Heber, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 198, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 222, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 232, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 233, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 235, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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AZ-Havasu, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 247, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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Buena Yuma, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Isleton 300, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset LR, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 155, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 76, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 100, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 102, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 107, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 228, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 118, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 139, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 140, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

BR North 223, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 158, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NM-Emerald, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NM-Indian, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

FR 160, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 161, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 163, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 168, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 175-IGH, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 176, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 181, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 186, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

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IMH Special Asset NT 192, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 194, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 199, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 203, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 236, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

CA-Daley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Cheney, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 246, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 250, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NT 233 Oak Creek Lots, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 254, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 221, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 242, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 266, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Safari Loans, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Samol, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Recovery Asset Fund, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu Golden Valley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu Kingman, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu SN 2.08, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu SN 67, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu LN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Golf, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Real Estate, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Restaurant, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH DWL Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Clubhouse, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Satsuma St. Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

LR Water, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Stafford Meadows 7, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Horizon 100, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Coolidge Meadows, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Disbursements, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

OASIS INDIAN BEND LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Stockholder, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

255 Noholike Way, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

HL Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Orchards Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

WARE Development LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Southwest Acquisitions, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco Restaurant, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco Spa, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Orchards Newco Restaurant, LLC, a Delaware limited liability company

By:	Orchards Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Commercial Realty Capital, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Multifamily Ventures 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Multifamily Promote 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Motor City, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH EQ LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH HI LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH NM LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH TX 309 LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH EQ TWO LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/ Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Investors Mortgage Holdings California, Inc., a California corporation

/s/ Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

11333, Inc., an Arizona corporation

/s/ Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

IMH Holdings, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/ Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

SWI Management, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/ Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

IMH Management Services, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/ Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

Exhibit D

1.	Aperion Asset Management, Inc.

2.	APL Development, Inc.

3.	Aperion Energy, Inc.

4.	Aperion Homes, Inc.

5.	Aperion Partners, Inc.

6.	Aperion Technology, Inc.

7.	Aperion Wellness, Inc.

8.	Recorp Capital Group, Inc.

9.	Recorp communities, Inc.

10.	Recorp Investments, Inc.

11.	Recorp Management, Inc.

12.	Recorp of America, Inc.

13.	Recorp Partners, Inc.

14.	Recorp, Inc.